Asset Management Fund

(The "Trust")

AAAMCO Ultrashort Financing Fund

SUPPLEMENT DATED MAY 8, 2023

TO Prospectus dated October 28, 2022

IMPORTANT NOTICE

The Board of Trustees of the Trust (the "Board") has determined that, given the current asset size and market environment, it is in the best interests of the AAAMCO Ultrashort Financing Fund (the "Fund") to terminate and liquidate the Fund. Effective immediately, the Fund is closed to new investors and current shareholders may not make subsequent investments into the Fund, other than reinvestment of dividends. On May 31, 2023 or on such earlier date as determined by the President of the Trust, the Fund shall cease its operations and will begin winding up its business affairs. Any shareholders who remain in the Fund as of that date will have their shares redeemed on or about May 31, 2023 or on such earlier date as determined by the President of the Trust and the proceeds returned to them. Thereafter, the Fund will be liquidated and dissolved.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
3 Canal Plaza, Suite 100

Portland, ME 04101